SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

AG&E HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 5, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of AG&E Holdings (the “Company”) on Tuesday, May 23, 2017, at 11:00 a.m., local time, at the corporate offices of the Company located at 223 Pratt Street, Hammonton, New Jersey 08037.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the annual meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please exercise your right to vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the proxy statement.

Our board of directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

Anthony Tomasello
President

AG&E Holdings Inc.

223 Pratt Street

Hammonton, New Jersey 08037

Notice of Annual Meeting of Shareholders

Tuesday, May 23, 2017

To Our Shareholders:

The Annual Meeting of Shareholders of AG&E Holdings Inc., an Illinois corporation (the “Company”), will be held on Tuesday, May 23, 2017, at 11:00 a.m., local time, at 223 Pratt Street, Hammonton, New Jersey 08037, for the following purposes:

1. To elect four members of the board of directors to serve until the 2018 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

2. To ratify the selection of Plante Moran, PLLC as the Company’s independent registered public accounting firm for year ending December 31, 2017;

3. To conduct an advisory (and non-binding) vote on the compensation paid to our named executive officers; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

All shareholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on March 30, 2017, are entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at the meeting and at the offices of the Company at 223 Pratt Street, Hammonton, New Jersey 08037.

By Order of the Board of Directors

Renee Zimmerman
Chief Financial Officer, Treasurer and Secretary

Hammonton, New Jersey

April 5, 2017

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2017. THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: www.proxyvote.com

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING AND VOTING	1

PRINCIPAL SHAREHOLDERS	5

PROPOSAL 1: ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE	7

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	9

EXECUTIVE COMPENSATION	9

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PLANTE MORAN, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017	13

REPORT OF THE AUDIT COMMITTEE	14

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16

SHAREHOLDER PROPOSALS	16

SHAREHOLDER COMMUNICATIONS	16

OTHER MATTERS	17

WHERE YOU CAN FIND MORE INFORMATION	17

i

AG&E Holdings Inc.

223 Pratt Street

Hammonton, New Jersey 08037

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the board of directors of AG&E Holdings Inc. (the “Company,” “we” or “us”) for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 23, 2017, at 9:00 a.m., local time, at our corporate offices located at 223 Pratt Street, Hammonton, New Jersey 08037, and at any adjournments thereof.

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, May 23, 2017.

This proxy statement and our 2016 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2016, are available at www.proxyvote.com.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to our shareholders. Shareholders have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice Regarding the Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Who Can Vote

Only shareholders of record of our common stock at the close of business on March 30, 2017, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 16,953,176 shares of our common stock, $1.00 par value per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting, except that with respect to the election of directors, shareholders have cumulative voting rights. Under cumulative voting, each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, and such shareholder may cast such votes for one nominee or distribute them in any manner among any number of nominees.

Voting Your Shares

If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote in person at the Annual Meeting or vote by completing, dating and signing the accompanying proxy and promptly returning it in the enclosed envelope, by telephone, or electronically through the Internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal or, in the case of the election of directors, as a vote “for” election of the four nominees presented by the board of directors.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote in person at the Annual Meeting.

Certain rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director election, executive compensation and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name shareholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1—Election of Directors or Proposal No. 3—Advisory Vote to Approve Named Executive Officer Compensation, and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1 and 3. If you are a street name shareholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 2—Ratification of the Appointment of Plante Moran, PLLC in its discretion.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access. These charges include usage charges from telephone companies and Internet access providers. The shareholder will bear the cost of these charges.

Procedural Matters

If you are a registered shareholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

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By Internet. You may submit a proxy electronically via the Internet by following the instructions provided on the Notice Regarding the Availability of Proxy Materials. Internet voting facilities will close and no longer be available on the date and time specified in the Notice Regarding the Availability of Proxy Materials.

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By Telephone. You may submit a proxy by telephone using the toll-free number listed on the Notice Regarding the Availability of Proxy Materials. Please have the proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified in the Notice Regarding the Availability of Proxy Materials.

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By Mail. If you received or requested printed proxy materials, you may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting. In this way, your shares will be voted even if you are unable to attend.

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In Person. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to shareholders owning shares through most banks and brokers.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote as of the record date will constitute a quorum for purposes of the meeting. A quorum is necessary to transact business at the meeting.

Required Vote/Abstentions and Broker Non-Votes

Only shareholders of record at the close of business on March 30, 2017 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:

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Directors will be elected by a plurality of all votes cast. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” for the director nominees. Withheld votes and broker-non-votes will have no effect on Proposal No. 1.

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Ratification of the selection of Plante Moran, PLLC as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Plante Moran, PLLC our independent registered public accounting firm. Abstentions and Broker Non-Votes will have the same effect as a vote against Proposal No. 2.

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Approval, on an advisory basis, of the compensation of our named executive officers will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as a vote against Proposal No. 3. Broker non-votes will have no effect on Proposal No. 3.

Default Voting

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board's recommendations, which are as follows:

●	FOR the election of the four persons named in this proxy statement as the Board's nominees for election as directors;

●	FOR the ratification of the selection of Plante Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2017; and

●	FOR the approval, on an advisory basis, of the compensation of our named executive officers.

With respect to the election of directors, unless otherwise indicated on the proxy card, votes represented by all properly executed proxies will be distributed equally among the nominees for director named herein, except that if additional persons are nominated, the proxies will have discretionary authority to cumulate votes among the nominees named herein, without satisfying any condition precedent. The withholding of authority to vote for any individual nominee or nominees will permit the proxies to distribute the withheld votes in their discretion among the remaining nominees, without satisfying any condition precedent.

If any other business properly comes before the shareholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

Voting Agreement

We are party to a Voting Agreement with Anthony Tomasello, our President and Interim Chief Executive Officer (the “Voting Agreement”), pursuant to which Mr. Tomasello has agreed to, among other things, vote his shares of common stock of the Company consistently with our board’s recommendations, and with respect to the election of directors to the board, vote his shares of common stock of the Company for the individuals nominated for election by the nominating and governance committee of the board. The Voting Agreement also requires that the number of board members shall be at least five. We and Mr. Tomasello have agreed to waive this requirement.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A shareholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Expenses of Solicitation

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting and Proxy Statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation.

Shareholder List

The Company will maintain at its corporate office in Hammonton, New Jersey a list of the shareholders entitled to vote at the Annual Meeting. The list will be open to examination by any shareholder during regular business hours for ten days prior to the Annual Meeting.

Delivery of Documents to Shareholders Sharing an Address

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called "householding" under which multiple shareholders who share the same address will receive only one copy of the annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from one or more of the shareholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so by notifying us by telephone at (815) 919-8184, by email at investor@agegaming.com, or by mail at AG&E Holdings Inc. 223 Pratt Street, Hammonton, New Jersey 08037, and we will promptly deliver the requested materials. You may also request additional copies of the proxy materials by notifying us by telephone or in writing at the same telephone number, email address, or mailing address. Shareholders with shares registered in the name of a brokerage firm or bank may contact their brokerage firm or bank to request information about householding.

Beginning on or about April 5, 2017, we mailed or e-mailed to our shareholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of April 5, 2017, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act, and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 5, 2017 upon the exercise or conversion of any options, warrants or other convertible securities.

Beneficial Owner(1)	Number of shares	Percent of class (2)
Sam Basile	—	—
Anthony Tomasello	5,303,816 (3)	31.29%
Robert Pickus	—	—
Renee Zimmerman	6,121	*
Michael Shor	—	—
Executive Officers and Directors as a group (5 persons)	5,309,937	31.32%

*	Represents less than one percent.

(1)	Unless otherwise indicated, the address for all beneficial owners in this table is c/o AG&E Holdings Inc., 223 Pratt Street, Hammonton, New Jersey 08037.

(2)	Based on 16,953,176 shares of common stock outstanding as of April 5, 2017.

(3)	Does not include up to 4,243,052 shares of common stock issuable as additional merger consideration based upon the performance of the Company during the first two years after completion of the merger.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is presently comprised of four members. Directors standing for re-election at the Annual Meeting are Anthony Tomasello, Salvatore “Sam” A. Basile, Robert M. Pickus and Michael Shor.

Each of the nominees for election is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve for one year and until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. If any of the nominees is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the board does not expect to occur), the shareholders may vote for a substitute nominee chosen by the present board to fill the vacancy. In the alternative, the shareholders may vote for just the remaining nominee, leaving a vacancy that may be filled at a later date by the board. Alternatively, the board may reduce the size of the board.

The names of the nominees for election at the Annual Meeting, and certain information about them, including their ages as of April 5, 2017, are included below.

Nominees	Age	Position	Year Appointed	Expiration of Term for Which Nominated
Salvatore “Sam” A. Basile(1)	52	Director	2016	2018
Robert M. Pickus(2)	62	Chairman of the Board of Directors	2016	2018
Michael Shor(3)	57	Director	2016	2018
Anthony Tomasello	56	Director and President	2016	2018

(1)	Chairperson of compensation committee and nominating and governance committee; Member of audit committee
(2)	Member of audit committee, compensation committee, and nominating and governance committee
(3)	Chairperson of audit committee; Member of compensation committee and nominating and governance committee

Nominees for Election as Directors

Salvatore “Sam” A. Basile is currently the Chief Executive Officer of Zitro USA Inc., a privately held and wholly-owned subsidiary of Zitro Sárl, a manufacturer and supplier of electronic video bingo machines. He is also a sole practicing attorney in the areas of regulatory gaming compliance, gaming intellectual property and gaming business development. He also currently serves as the non-executive and independent chairman of the gaming compliance committee for NYX Gaming Group Limited, a TSX Venture Exchange listed company. We believe that Mr. Basile’s combination of business and regulatory experience in the gaming industry makes him well qualified to serve on our board of directors.

Robert M. Pickus is currently the Managing Director GCA Holdings, LLC and the Chief Executive Officer of its subsidiary, GDA Leisure, LLC, a diversified business development and advisory firm. Prior to this, from 1985 to 2010, he served in various roles for Trump Entertainment Resorts, which filed for Chapter 11 bankruptcy protection in 2009. Mr. Pickus served as a member of the board of directors of Valley Forge Casino Resort from 2014 to 2016. In addition, he serves as regulatory counsel to EPR Properties, a publicly-traded REIT. We believe that Mr. Pickus’ broad legal and management experience in the gaming industry makes him well qualified to serve on our board of directors.

Michael Shor retired as Executive Vice President—Advanced Metals Operations & Premium Alloys Operations of Carpenter Technology Corporation on July 1, 2011 after a thirty-year career with Carpenter Technology. He has been a director of Haynes International, a publicly traded fully integrated specialty alloy manufacturing company since 2012. In addition, in 2012 he served as a director of VIST Financial, a publicly traded community bank. We believe that Mr. Shor’s management experience makes him well qualified to serve on our board of directors.

Anthony Tomasello, has served as a Director and President since we acquired AGA on November 30, 2016. Prior to this, he was the Chief Executive Officer and President of AGA, and has held such positions since its inception in 2006. Before starting AGA Mr. Tomasello founded and developed Par-4, Inc. a company focused on the refurbishing of slot machines and related equipment. From 1986 to 1989, Mr.Tomasello was engaged as Technical Manager and later Director of Slot Operations at Trump Castle in Atlantic City, New Jersey. Prior to that Mr. Tomasello spent nine years working in various positions in an Atlantic City casino including Slot Technician, Slot Technical Manager operations and Slot Shift Manager. We believe that Mr. Tomasello’s extensive casino and gaming industry experience makes him well qualified to serve on our board of directors.

The board of directors recommends a vote FOR each of the nominated directors.

Non-Director Executive Officer

The following set forth information regarding our non-director executive officer as of April 5, 2017:

Name	Age	Position
Renee Zimmerman	50	Chief Financial Officer, Secretary and Treasurer

Renee Zimmerman has served as our Chief Financial Officer, Secretary and Treasurer since November 2016. Prior to joining the Company, Ms. Zimmerman was the Manager – Finance & Administration for Navistar Inc. Prior to this, from September 2006 to December 2015, she served in various officer roles for the Company, including as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of the Company from October 2014 to December 2015. Before joining the Company in 2006, she was Senior Finance Manager at Tellabs Inc. from September 2002 to September 2006 and Cost Accounting Manager at Knowles Electronics, a hearing aid transducer manufacturer, from April 2001 to September 2002.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that Messrs. Basile, Pickus and Shor are independent and that Mr. Tomasello is not independent. In making this determination, our Board considered the rules of the New York Stock Exchange MKT Exchange (NYSE MKT) and the SEC. Our Board also reviewed information provided by the directors and nominees in questionnaires and other certifications concerning their relationships to our Company (including relationships of each director’s immediate family members and other associates to our Company).

Board Leadership Structure and Role in Risk Oversight

Our President does not serve as the Chairman of our board of directors. Our board of directors believes that having outside directors serve in the role of Chairman helps to ensure that the non-employee directors take an active leadership role on our board of directors and that this leadership structure is beneficial to us.

The board of directors administers its risk oversight function both directly and through the audit committee. The board regularly meets with management to discuss the Company’s potential risk exposures, their potential financial impact on the Company, and steps taken to manage these risks. In addition, the compensation committee periodically reviews the compensation programs of the Company to ensure that they do not encourage excessive risk-taking.

Committees of the Board of Directors

Audit Committee

Our audit committee is comprised of Michael Shor (Chair), Salvatore “Sam” A. Basile and Robert M. Pickus, all of whom meet the independence standards for purposes of serving on an audit committee established by NYSE MKT and the SEC. Our audit committee assists the board of directors in its oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements and corporate policies and controls. Our audit committee has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm. Our audit committee also is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. In addition, our board of directors has affirmatively determined that Mr. Basile qualifies as our "audit committee financial expert," as such term is defined in Item 407 of Regulation S-K.

Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at www.agegaming.com. The audit committee held four meetings during the year ended December 31, 2016.

Compensation Committee

Our compensation committee is comprised of Salvatore “Sam” A. Basile (Chair), Robert M. Pickus and Michael Shor, all of whom meet the independence standards established by NYSE MKT and the SEC. This committee establishes compensation for the Chief Executive Officer and reviews the recommendations of the Chief Executive Officer with respect to the compensation of other officers of the Company.

Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at www.agegaming.com. The compensation committee held two meetings during the year ended December 31, 2016.

Nominating and Governance Committee

Our nominating and governance committee is comprised of Salvatore “Sam” A. Basile (Chair), Robert M. Pickus and Michael Shor, all of whom meet the independence standards established by NYSE MKT and the SEC. The nominating and governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and governance committee is responsible for overseeing and making recommendations to the board concerning corporate governance matters.

Our nominating and governance committee operates under a written charter, referred to as the “Corporate Governance Guidelines”. The charter is available on our website at www.agegaming.com. The nominating and governance committee held three meetings during the year ended December 31, 2016.

Considerations in Evaluating Director Nominees

The duties of the nominating and governance committee include proposing director nominees for election by the shareholders at our annual shareholder meetings and proposing candidates to fill vacancies on the board. This process includes an assessment of whether each board member is independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Company. The board of directors seeks directors who represent a mix of backgrounds that will enhance the quality of the board’s deliberations and experience. Although diversity, in a broad sense, is considered in the selection of nominees to the board of directors, the Company has not specifically adopted a policy with regard to the consideration of diversity in identifying director nominees.

When appropriate, the nominating and governance committee will conduct research to identify suitable candidates for Board membership. Candidates for the Board must be licensable by various gaming authorities and willing to submit all their detailed personal financial information in support thereof.

Shareholder Recommendations for Nominations to the Board of Directors

Any shareholder wishing to propose a candidate for consideration should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the proxy rules promulgated by the SEC and the procedures set forth in our Bylaws, as summarized under “Shareholder Proposals” herein.

Director Attendance

During 2016, the board of directors held 16 meetings. Each of our directors attended at least 75% of all meetings of the board of directors and any committees on which such director was a member. The Company does not have a policy regarding attendance by directors at board or committee meetings.

Code of Conduct

We have adopted a Code of Conduct that applies to all employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; (v) accountability for adherence to the code; (vi) consistent enforcement of the code, including clear and objective standards for compliance; and (vii) protection for persons reporting any such questionable behavior. Our Code of Conduct is available on our website at www.agegaming.com, and may be obtained without charge upon written request directed to Attn: Secretary, AG&E Holdings Inc., 223 Pratt Street, Hammonton, New Jersey 08037.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Agreements with Anthony Tomasello

In addition to an Employment Agreement that we entered into with Anthony Tomasello, our President and Interim Chief Executive Officer, which is discussed in more detail under the heading “Executive Compensation”, we have entered into the following agreements with Mr. Tomasello.

Promissory Note

Upon our acquisition of AGA, we issued to Mr. Tomasello, a promissory note in the initial principal amount of $1,000,000 (the “Company Note”). The Company Note accrues interest at a rate of 5% per annum and matures on November 30, 2019. If certain service revenue targets are satisfied during either of two 12-month periods immediately following the Closing, the initial principal amount of the Company Note will be increased by an additional $1,000,000 at the end of each 12-month period, up to an aggregate additional amount of $2,000,000.

Voting Agreement

Upon the Closing and pursuant to the Merger Agreement, Mr. Tomasello also entered into the Voting Agreement, pursuant to which Mr. Tomasello has agreed to, among other things, (i) limit his ability to acquire or transfer shares of common stock of the Company for two years after the Closing, (ii) vote his shares of common stock of the Company consistently with the then-constituted Board, and (iii) with respect to the election of directors to the Board, vote his shares of common stock of the Company for the individuals nominated for election by the Nominating and Governance Committee of the Board.

Agreements with Anthony Spier

On December 1, 2016, Anthony Spier, our former Chief Executive Officer and member of our board of directors, entered into a consulting agreement with the Company, which agreement expires on June 1, 2018 (the “Consulting Agreement”). Pursuant to this Consulting Agreement, Mr. Spier provides consulting services to the Company for an annual consulting fee of $125,000 per annum, in addition to reimbursement for reasonable out-of-pocket expenses incurred by Mr. Spier in connection with his consulting services. Mr. Spier resigned as a director upon entering into the Consulting Agreement.

Procedures for Review, Approval and Ratification of Related Person Transactions

Our board of directors has adopted a written policy on transactions with related persons that provides that the board of directors or its authorized committee will review on at least a quarterly basis all transactions with related persons that are required to be disclosed under SEC rules and, when appropriate, initially authorize or ratify all such transactions. In the event that the board of directors or its authorized committee considers ratification of a transaction with a related person and determines not to so ratify, the written policy on transactions with related persons provides that our management will make all reasonable efforts to cancel or annul the transaction.

The written policy on transactions with related persons provides that, in determining whether or not to recommend the initial approval or ratification of a transaction with a related person, the board of directors or its authorized committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction and whether entering into the transaction would be consistent with the written policy on transactions with related persons.

EXECUTIVE COMPENSATION

This executive compensation disclosure provides an overview of the executive compensation program for the named executive officers identified below. For the years ended December 31, 2015 and 2016, our named executive officers, or the NEOs, were:

●	Anthony Tomasello, President and InterimChief Executive Officer;

●	Renee Zimmerman, Chief Financial Officer, Treasurer and Secretary; and

●	Anthony Spier, Former Chief Executive Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our NEOs for the year ended December 31, 2016. The amounts shown below include all compensation paid to these individuals for services in 2016.

Name and principal position	Year	Salary ($)	Bonus ($)	All other Compensation ($)	Total ($)
Anthony Tomasello (1)	2016	25,173	—	—	25,173
President and Interim Chief Executive Officer	2015	—	—	—	—

Renee Zimmerman(2)	2016	14,231	—	48,747(3)	62,978
Chief Financial Officer, Treasurer and Secretary	2015	141,061	6,000	13,911(4)	160,972

Anthony Spier (6)	2016	188,185	—	43,200(5)	231,384
Former Chief Executive Officer	2015	203,808	—	46,439(7)	250,247

(1)	Mr. Tomasello was appointed as our President and Interim Chief Executive Officer on November 30, 2016.
(2)	Ms. Zimmerman left the Company on December 8, 2015 and subsequently returned to the Company on November 28, 2016.
(3)

Amount shown represents costs associated with providing Ms. Zimmerman with a $692 automobile allowance and payment of $48,055 for consulting services provided by Ms. Zimmerman to the Company from January 1, 2016 through November 25, 2016.

(4)	Amount shown represents costs associated with providing Ms. Zimmerman with a $8,996 automobile allowance, payment of $414 towards insurance premiums and a $4,501 company match 401K contribution.
(5)

Amount shown represents costs associated with providing Mr. Spier with a $20,558 automobile allowance, a $6,700 company match 401k contribution, $13,942 towards insurance premiums, and $2,000 in other personal benefits.

(6)	Mr. Spier resigned as Chief Executive Officer on November 30, 2016.
(7)

Amounts show represents costs associated with providing Mr. Spier with a $22,419 automobile allowance, a $6,788 company match 401K contribution, $13,942 towards insurance premiums and $3,290 in other personal benefits.

Narrative Disclosure to Summary Compensation Table

We provide compensation to our executives, including our NEOs, in the form of base salaries, annual cash incentive awards and participation in various employee benefit plans and arrangements, including participation in a qualified 401(k) retirement plan and health and welfare benefits on the same basis as offered to other full-time employees.

Base Salaries

We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience and responsibilities and has historically been set at levels deemed necessary to attract and retain individuals with superior talent.

Our NEOs’ base salaries for 2016 were $385,000 for Mr. Tomasello, $185,000 for Ms. Zimmerman, and $200,000 for Mr. Spier.

Performance Bonuses

We offer our NEOs the opportunity to earn annual cash incentive awards to compensate them for attaining short-term Company or individual performance goals. Each NEO has an annual target bonus that is expressed as a percentage of his annual base salary, which is described in more detail under the heading “Executive Employment Agreements” below.

Retirement, Health, Welfare and Additional Benefits

Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full time employees, subject to the terms and eligibility requirements of those plans. We sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), to the same extent as our other full time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan, up to 6% of eligible compensation. Matching contributions vest over a five year period. Our NEOs are also entitled to certain perquisites, such as car allowances and insurance premium reimbursements.

Outstanding Equity Awards at December 31, 2016

There were no outstanding equity awards as of December 31, 2016.

Executive Employment Agreements

We have entered into employment agreements with Mr. Tomasello and Ms. Zimmerman. Certain key terms of these agreements are described below.

Mr. Tomasello

We entered into an employment agreement with Mr. Tomasello on November 30, 2016. Mr. Tomasello’s employment agreement is for a term that will end on November 30, 2017, and each party agrees to negotiate any extension in good faith. The agreement entitles Mr. Tomasello to an annual base salary of $385, 000 per year, which is reviewed at the beginning of the fiscal year. In addition, Mr. Tomasello is entitled to a bonus equal to 2% of the Company’s earnings before interest, taxes, depreciation and amortization, or EBITDA, upon the Company exceeding $600,000 prior to November 30, 2016. If the Company adopts an alternative bonus program prior to this date, such bonus program shall supersede the foregoing bonus program.

If the employment of Mr. Tomasello terminates due to death or disability, then he or his estate, as applicable, will be entitled to receive an amount equal to any base salary that has accrued and remains unpaid along with any accrued but unused vacation, expense reimbursements and vested benefits payable through the termination date. If the employment of Mr. Tomasello is terminated by us without cause or he resigns for good reason, then he will be entitled to receive (i) an amount equal to all accrued and unpaid base salary along with all remaining base salary for the remainder of the term, payable in monthly installments, and (ii) reimbursement for COBRA payments until the earlier of November 30, 2016 or the date in which Mr. Tomasello becomes eligible to receive medical coverage from another employer. In addition, Mr. Tomasello is subject to a 12-month non-competition and non-solicitation period following termination of employment.

For purposes of Mr. Tomasello’s employment agreement, “cause” is generally defined as circumstances in which Mr. Tomasello: (i) engaged in any act of material dishonesty, willful malfeasance, gross negligence, or breach of fiduciary duty related to his employment; (ii) is indicted or convicted of, or enters a plea of guilty or nolo contendere to, an act of fraud, embezzlement, moral turpitude or constituting a felony, or otherwise engaged in conduct that materially diminishes Mr. Tomasello’s credibility or reputation or is injurious to Company; (iii) refuses to perform specific directives from the board that are consistent with the scope and nature of Mr. Tomasello’s responsibilities; (iv) uses or has been under the influence of illegal drugs or alcohol at the workplace or while performing Company business, or refused to submit for a drug or alcohol test upon the Company’s request; (v) fails to obtain the board's consent prior to causing the Company or any of its subsidiaries to engage in any business with any family members, their affiliates or any entities they work with; (vi) causes, directs or permits the Company to grant incentive equity to any person on terms and conditions not specifically approved by the board, (vii) causes, directs or permits Company to pay bonuses or grant raises to employees or other service providers of Company not in line with the Company’s budget; or (viii) after notice and a 10 day opportunity to cure, failed to meet his other duties and obligations in this Agreement or any policy of the Company or any other agreement between Mr. Tomasello and the Company, or takes or fails to take any action in contravention of the board charters.

Ms. Zimmerman

We entered into an employment agreement with Ms. Zimmerman on November 28, 2016. Ms. Zimmerman’s employment agreement is for a term that will end on November 28, 2019, and each party agrees to negotiate any extension in good faith. The agreement entitles Ms. Zimmerman to an annual base salary of $185,000 in the first year, $195,000 in the second year, and $210,000 in the third year. In addition, Ms. Zimmerman is entitled to a bonus as determined by the Company’s compensation committee.

If the employment of Ms. Zimmerman terminates due to death or disability, then she or her estate, as applicable, will be entitled to receive an amount equal to any base salary that has accrued and remains unpaid along with any accrued but unused vacation, expense reimbursements and vested benefits payable through the termination date. If the employment of Ms. Zimmerman is terminated by us without cause or she resigns for good reason, then she will be entitled to receive (i) an amount equal to all accrued and unpaid base salary along with all remaining base salary for the remainder of the term, payable in monthly installments, and (ii) reimbursement for COBRA payments until the earlier of November 28, 2019 or the date in which Ms. Zimmerman becomes eligible to receive medical coverage from another employer. In addition, Ms. Zimmerman is subject to a 12-month non-competition and non-solicitation period following termination of employment.

For purposes of Ms. Zimmerman’s employment agreement, “cause” is generally defined as circumstances in which Ms. Zimmerman: (i) engaged in any act of material dishonesty, willful malfeasance, gross negligence, or breach of fiduciary duty related to his employment; (ii) is indicted or convicted of, or enters a plea of guilty or nolo contendere to, an act of fraud, embezzlement, moral turpitude or constituting a felony, or otherwise engaged in conduct that materially diminishes Mr. Tomasello’s credibility or reputation or is injurious to Company; (iii) refuses to perform specific directives from the board that are consistent with the scope and nature of Mr. Tomasello’s responsibilities; (iv) uses or has been under the influence of illegal drugs or alcohol at the workplace or while performing Company business, or refused to submit for a drug or alcohol test upon the Company’s request; (v) fails to obtain the board's consent prior to causing the Company or any of its subsidiaries to engage in any business with any family members, their affiliates or any entities they work with; (vi) causes, directs or permits the Company to grant incentive equity to any person on terms and conditions not specifically approved by the board, (vii) causes, directs or permits Company to pay bonuses or grant raises to employees or other service providers of Company not in line with the Company’s budget; or (viii) after notice and a 10 day opportunity to cure, failed to meet his other duties and obligations in this Agreement or any policy of the Company or any other agreement between Mr. Tomasello and the Company, or takes or fails to take any action in contravention of the board charters.

Director Compensation

The table below sets forth the compensation paid to our non-employee directors for their service on our board of directors during 2016.

Name (1)	Fees earned or paid in cash ($)	Stock awards ($)	All other compensation ($)	Total ($)
Salvatore “Sam” A. Basile(2)	19,750	—	—	19,750
Robert M. Pickus(3)	10,500	—	—	10,500
Michael Shor(4)	—	—	—	—
Frank Martin(5)	31,000	—	—	31,000
Michael Levin(6)	21,250	—	—	21,250
Merle Banta(7)	7,000	—	—	7,000

(1)	Mr. Tomasello and Mr. Spier have been omitted from the above table because they did not receive any additional compensation for serving on our board of directors.
(2)	Mr. Basile became a director on May 28, 2016.
(3)	Mr. Pickus became a director on September 14, 2016.
(4)	Mr. Shor became a director on November 30, 2016.
(5)	Mr. Martin resigned from the board effective September 14, 2016.
(6)	Mr. Levin resigned from the board effective May 16, 2016.
(7)	Mr. Banta resigned from the board effective February 1, 2016.

We have a director compensation policy pursuant to which directors who are not officers, employees or paid consultants or advisors of us, may receive a combination of cash and equity-based awards as compensation for their services on our board of directors. Such directors will also receive reimbursement for out-of-pocket expenses associated with attending board or committee meetings and director and officer liability insurance coverage. Officers, employees or paid consultants or advisors of us who also serve as directors will not receive additional compensation for their service as directors. All directors will be indemnified by us for actions associated with being a director to the fullest extent permitted under Illinois law.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2016.

Equity Compensation Plan Information

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)

Equity compensation plans approved by security holders	—	$—	258,243
Equity compensation plans not approved by security holders	—	$—	—

	—	$—	258,243

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PLANTE MORAN, PLLC AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017

The audit committee has appointed Plante Moran, PLLC (“Plante Moran”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2017. Plante Moran served as our independent registered public accounting firm for the fiscal year ended December 31, 2016.

The board of directors is submitting the selection of Plante Moran for ratification at the Annual Meeting. The submission of this matter for ratification by shareholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for shareholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the shareholders do not ratify the selection of Plante Moran, the audit committee will reconsider, but will not be required to rescind, the selection of that firm as our independent registered public accounting firm. Representatives of Plante Moran will not attend the Annual Meeting.

The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The shareholders’ ratification of the appointment of Plante Moran does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.

Audit and Related Fees

The following table presents fees for professional audit services performed for the audit of our annual financial statements for the years ended December 31, 2016 and 2015 and fees billed and unbilled for other services rendered by it during those periods.

	Year ended December 31,
	2016	2015
Audit fees	$143,000	$146,000
Audit related fees	21,000	20,000
Tax fees	—	—
All other fees	—	—
	$164,000	$166,000

Audit Fees

Audit fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and interim reviews and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

All Other Fees

All other fees consist of fees billed for products and services provided not described above.

Audit Committee Pre-Approval Policies and Procedures

Our board of directors has adopted a written policy for the pre-approval of all audit and permissible non-audit services which Plante Moran provides. The policy balances the need for Plante Moran to be independent while recognizing that in certain situations Plante Moran may possess both the technical expertise and knowledge of our business to best advise us on issues and matters in addition to accounting and auditing. In general, our independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the audit committee. All of the fees identified in the table above were approved in accordance with SEC requirements.

The affirmative vote by a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting is required to approve this proposal.

The board of directors recommends a vote FOR the proposal to ratify the selection of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the audit committee is to assist our board of directors in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditors; and (vi) the business practices and ethical standards of the Company. The audit committee is responsible for the appointment, compensation, retention and oversight of work of our independent auditor. The audit committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Plante Moran, our independent registered public accounting firm for 2016, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management our audited financial statements included in the Form 10-K. In addition, the audit committee discussed with Plante Moran those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the "PCAOB"). Additionally, Plante Moran provided to the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Plante Moran’s communications with the audit committee concerning independence. The audit committee also discussed with Plante Moran its independence from the Company.

Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE

Michael Shor (Chair)

Salvatore “Sam” A. Basile

Robert M. Pickus

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our shareholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say on Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the shareholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees.

Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of shareholder value.

Resolution

Our shareholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:

“RESOLVED that the Company’s shareholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The board of directors recommends an advisory vote FOR the resolution to approve the compensation of the named executive officers as disclosed in this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and principal shareholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during the year ended December 31, 2016 no officers, directors or principal shareholders failed to file reports of ownership and changes of ownership on a timely basis, except that (i) Mr. Basile failed to timely file a Form 3 upon becoming a director, and (ii) Mr. Tomasello failed to timely file a Form 4 upon the issuance of shares to him in connection with the acquisition of AGA.

SHAREHOLDER PROPOSALS

Under the applicable regulations of the SEC, a shareholder wishing to include a shareholder proposal in our proxy statement for the 2018 annual meeting of shareholders must submit the proposal to us not later than December 6, 2017.

Our bylaws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors to be considered at such annual meeting. In the case of an annual meeting, our bylaws provide an advance notice procedure for a shareholder to properly bring notice to the Corporate Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary of the preceding annual meeting of shareholders. In the case of a special meeting, a shareholder must bring notice to the Corporate Secretary of the Company not earlier than 30 days nor later than 60 days prior to the date of the meeting.

The advance notice by shareholders must include (i) a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name, business and residence address of the shareholder submitting the proposal, (iii) the principal occupation or employment of such shareholder, (iv) the number of shares of the Company which are beneficially owned by such shareholder and (v) any material interest of the shareholder in such business. In addition, in the case of shareholder proposals for the nomination of candidates for election to our Board, our bylaws require additional information to be provided in the advance notice about each person whom the shareholder proposes to nominate, which additional information includes information we are required disclose in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

If a shareholder of the Company intends, at the Company’s 2018 annual meeting of shareholders, to nominate a person for election to our board or to propose other business, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary not later than the close of business on February 22, 2018 and no earlier than the close of business on January 23, 2018 and otherwise comply with the other procedural requirements of our bylaws. The foregoing requirements are separate from, and in addition, to the requirements of the SEC that a shareholder must meet to have a proposal included in our proxy statement.

SHAREHOLDER COMMUNICATIONS

The board of directors has established a process for shareholders to send communications to it. Shareholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of our Secretary, at the principal executive offices of the Company at 223 Pratt Street, Hammonton, New Jersey 08037. Such correspondence shall prominently display the fact that it is a shareholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Secretary has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Secretary shall promptly forward any and all such shareholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS

The notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has been advised of no matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the shareholders.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our Internet website, www.ageholding.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC's Internet website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

WE WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF OUR 2016 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1. SHAREHOLDERS SHOULD DIRECT SUCH REQUESTS TO THE COMPANY’S SECRETARY AT 223 PRATT STREET, HAMMONTON, NEW JERSEY 08037, OR BY EMAIL AT investor@agegaming.com.

AG&E HOLDINGS INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24984-P90993 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AG&E HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Anthony Tomasello
02) Salvatore "Sam" A. Basile
03) Robert M. Pickus
04) Michael Shor

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. **RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.** Ratification of the appointment of Plante Moran, PLLC, as independent certified public accountants of the Company for the fiscal year ending December 31, 2017.	☐	☐	☐
3. **ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION.** Approval, on an advisory basis, of the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.	☐	☐	☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check box unless you want to exercise cumulative voting. If additional persons are nominated, the named Proxy may cumulate the votes represented by this proxy in his discretion among the above named nominees and such additional persons. ☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E24985-P90993

PROXY CARD

AG&E HOLDINGS INC.
223 Pratt St.
Hammonton, NJ 08037
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony Tomasello and Renee Zimmerman and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated on the reverse side, all common shares of AG&E Holdings Inc. held of record by the undersigned on March 30, 2017, at the Annual Meeting of Shareholders to be held at 11:00 a.m. on Tuesday, May 23, 2017 at the corporate offices of the Company and any adjournment or postponement thereof. All Proxies present at the meeting, and if only one is present, then that one, may exercise the power granted hereunder.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED DIRECTORS AND FOR PROPOSALS 2 AND 3.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side

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